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                                                                      EXHIBIT 99


                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statements and related Prospectuses of VDI Media (Form S-3 No. 333-57549) pertaining to the registration of 1,655,600 shares of its common stock and (Form S-8 No. 333-46923) pertaining to the 1996 Stock Incentive Plan, of our report dated August 19, 1998, with respect to the financial statements of the videotape post-production division of All Post, Inc. for the ten months ended May 31, 1998 and the year ended July 31, 1997, included in VDI Media's Current Report on Form 8-K/A dated August 26, 1998, filed with the Securities and Exchange Commission.


                                            /s/ Ernst & Young LLP

Los Angeles, California
August 28, 1998